SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2012

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CAPITOL FEDERAL FINANCIAL, INC.

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(Exact name of Registrant as specified in its Charter)

Maryland                                                        001-34814                                               27-2631712

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(State or other jurisdiction of incorporation)                 (Commission File Number)                (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As noted under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Capitol Federal Financial, Inc. (the “Company”) held on January 24, 2012 (the “Annual Meeting”), the Company’s stockholders approved the Company’s 2012 Equity Incentive Plan (the “Equity Incentive Plan”).  A description of the Equity Incentive Plan is contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on December 22, 2011 under the heading “Proposal III.  Approval of the 2012 Equity Incentive Plan” and is incorporated herein by reference, and a copy of the Equity Incentive Plan is attached to that proxy statement as Appendix A and is also incorporated herein by reference.
Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As noted above, on January 24, 2012, the Company held its Annual Meeting.  Holders of record of the Company’s common stock at the close of business on December 2, 2011 were entitled to vote on four items at the Annual Meeting. Stockholders elected Morris J. Huey, II and Reginald L. Robinson each to a three-year term as director.  The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting.   The stockholders approved the Equity Incentive Plan.  The stockholders also ratified the appointment of Deloitte & Touche, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2012. The final voting results of each item are set forth below.

	Number of Votes
	For	Withheld	Broker Non-Votes
Proposal 1.
Election of the following directors for the terms
indicated:
Morris J. Huey, II (three years)	131,949,023	4,041,522	17,859,050
Reginald L. Robinson (three years)	134,085,089	1,905,456	17,859,050

The following directors had their term of office
continue after the meeting:
John B. Dicus
Jeffrey M. Johnson
Michael T. McCoy, M.D.
Jeffrey R. Thompson
Marilyn S. Ward
	Number of Votes
Proposal 2.	For	Against	Abstain	Broker Non-Vote

Stockholder approval, on advisory basis, of executive compensation.	130,122,043	4,469,020	1,399,482	17,859,050

	Number of Votes
Proposal 3.	For	Against	Abstain
Approval of the Company's 2012 Equity Incentive Plan	114,263,731	20,066,417	1,660,397	17,859,050

	Number of Votes
	For	Against	Abstain
Proposal 4.
Ratification of Deloitte & Touche LLP as auditors	150,629,432	2,441,828	778,335	0

Item 7.01 REGULATION FD DISCLOSURE

On January 23, 2012, the Company issued the press release attached hereto as Exhibit 99.1(a) and incorporated herein by reference announcing the availability of the Company’s Annual Meeting presentation on the Company’s website at 10:00 a.m. Central time on January 24, 2012. Attached hereto as Exhibit 99.1(b) and incorporated herein by reference are the slides for the Company’s presentation at the Annual Meeting.

On January 24, 2012, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference announcing a cash dividend of $0.075 per share, payable on February 17, 2012 to holders of record of the Company’s common stock as of the close of business on February 3, 2012.

Item 8.01 OTHER EVENTS

On January 24, 2012, the Company issued the press release attached hereto as Exhibit 99.3 and incorporated herein by reference announcing the retirement of B.B. Andersen as a director of the Company upon the expiration of his term at the Annual Meeting and the election of Reginald L. Robinson as a director of the Company to succeed Mr. Andersen.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit 10.1 – Capitol Federal Financial, Inc. 2012 Equity Incentive Plan (attached as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 22, 2011 and incorporated herein by reference)

Exhibit 99.1(a) - Annual Meeting Press Release dated January 23, 2012

Exhibit 99.1(b) - Annual Meeting Slide Presentation

Exhibit 99.2 - Dividend Press Release dated January 24, 2012

Exhibit 99.3 – Andersen Retirement, Robinson Election Announcement Press Release dated January 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAPITOL FEDERAL FINANCIAL, INC.

Date: January 26, 2012                             By: /s/ Kent G. Townsend

                              Kent G. Townsend, Executive Vice-President, Chief Financial Officer, and Treasurer